                                                                       EXHIBIT 7

                                 AGREEMENT
                                 ---------

          AGREEMENT, dated as of June 23, 1999, by and among OMNIPOINT CORPORATION, a Delaware corporation ("Omnipoint"), VOICESTREAM WIRELESS
                                      ---------
CORPORATION, a Washington corporation ("VoiceStream"), the individuals and
                                        -----------
entities set forth on Schedule I hereto (each, an "Omnipoint Stockholder" and,
                                                   ---------------------
collectively, the "Omnipoint Stockholders") and the individuals and entities set
                   ----------------------
forth on Schedule II hereto (each, a "VoiceStream Stockholder" and,
                                      -----------------------
collectively, the "VoiceStream Stockholders").
                   ------------------------

          WHEREAS, concurrently herewith, each of Omnipoint and VoiceStream are entering into an Agreement and Plan of Reorganization (the "Reorganization
                                                            --------------
Agreement") pursuant to which, among other things, wholly owned subsidiaries of
---------
VoiceStream Wireless Holding Corporation, a Delaware corporation ("Newco"), will
                                                                   -----
be merged with and into each of Omnipoint and VoiceStream (such mergers, together with the related transactions contemplated in the Reorganization Agreement, being referred to herein collectively as the "Merger");
                                                         ------

          WHEREAS, each Omnipoint Stockholder is the beneficial owner of the number of shares of Omnipoint Common Stock set forth opposite such Omnipoint Stockholder's name in Schedule I hereto (the "Omnipoint Shares");
                                              ----------------

          WHEREAS, each VoiceStream Stockholder is the beneficial owner of the number of shares of VoiceStream Common Stock set forth opposite such VoiceStream Stockholder's name in Schedule II hereto (the "VoiceStream Scheduled Shares");
                                               ----------------------------

          WHEREAS, approval of the Reorganization Agreement by each of Omnipoint's and VoiceStream's stockholders is a condition to the consummation of the Merger; and

          WHEREAS, as a condition to its entering into the Reorganization Agreement, (i) VoiceStream has required that each Omnipoint Stockholder agree, and each Omnipoint Stockholder has agreed, to enter into this Agreement, and
(ii) Omnipoint has required that each VoiceStream Stockholder agree, and each VoiceStream Stockholder has agreed, to enter into this Agreement;

          NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

          Section 1.  Definitions.  Capitalized terms used herein and not
                      -----------
otherwise defined have the meaning ascribed to such term in the Reorganization Agreement.

          Section 2.  Agreement to Vote by Omnipoint Stockholders.
                      -------------------------------------------

          (1) Each Omnipoint Stockholder hereby agrees to attend the Omnipoint Stockholders' Meeting, in person or by proxy, and to vote (or cause to be voted) all Omnipoint Shares, and any other voting securities of Omnipoint, beneficially owned by such Omnipoint Stockholder (whether issued heretofore or hereafter) that such Omnipoint Stockholder owns or has the right to vote, (i) in favor of adoption and approval of the Reorganization Agreement and the Merger and any other matters necessary to consummate the transactions contemplated in the Reorganization Agreement and (ii) against any Alternative Proposal or Superior Proposal; such agreement to vote shall apply also to any adjournment or adjournments of the Omnipoint Stockholders' Meeting.

          (2) From and after the date hereof through the earlier of the Effective Time or the termination of the Reorganization Agreement, each Omnipoint Stockholder (other than with respect to any distribution by Madison Dearborn Capital Partners, L.P. of its Omnipoint Shares to its partners) hereby agrees not to sell, transfer, pledge, encumber or otherwise dispose of (collectively, "Transfer") in the aggregate and whether in a single transaction or a series of unrelated transactions more than thirty (30%) percent of the Omnipoint Shares beneficially owned by such Omnipoint Stockholder on the date hereof, unless, as a condition to any such Transfer, each transferee (or, in the case of a pledge or similar transfer, each pledgee or similar conditional transferee) of any shares in excess of thirty (30%) percent of the Omnipoint Shares beneficially owned by such Omnipoint Stockholder shall, prior to such Transfer (or, in the case of a pledge or similar Transfer, prior to taking title to or exercising any rights with respect to the applicable Omnipoint Shares), agree in writing to be bound by all of the provisions of this Agreement applicable to the Omnipoint Stockholders (and such transferee shall thereby become an Omnipoint Stockholder for all purposes of this Agreement), except that such Transferee shall not be entitled to Transfer any such shares unless all transferees of all shares so transferred agree to be bound by the terms of
Section 2(a) hereof and such Transferee (and such Transferee's transferees) shall not be entitled to the benefits of the exception applicable to the Omnipoint Stockholders with respect to 30% of the Omnipoint Shares beneficially owned by them. Any Transfer of such shares and securities without compliance with such provisions of this Agreement shall be null and void and such transferee shall have no rights as a stockholder of Omnipoint.

          (3)  To the extent inconsistent with the foregoing provisions of this
Section 2, each Omnipoint Stockholder hereby revokes any and all previous proxies with respect to such Omnipoint Stockholder's Omnipoint Shares or any other voting securities of Omnipoint.

          Section 3.  Agreement to Vote by VoiceStream Stockholders.
                      ---------------------------------------------

          (1) Each VoiceStream Stockholder hereby agrees to attend the VoiceStream Stockholders' Meeting, in person or by proxy, and to vote (or cause to be voted) all VoiceStream Scheduled Shares owned by such VoiceStream Stockholder at the time of the VoiceStream

Stockholders' Meeting in favor of adoption and approval of the Reorganization Agreement, the Merger and the Hutchison Transaction and any other matters necessary to consummate the transactions contemplated in the Reorganization Agreement; such agreement to vote shall apply also to any adjournment or adjournments of the VoiceStream Stockholders' Meeting.

          (2) From and after the date hereof through the earlier of the Effective Time or the termination of the Reorganization Agreement, each VoiceStream Stockholder (other than with respect to any distribution by Hellman & Friedman Capital Partners II, L.P., H&F Orchard Partners, L.P., H&F International Partners, L.P., GS Capital Partners, L.P., Bridge Street Fund 1992, L.P., Stone Street Fund 1992, L.P. or Providence Media Partners L.P. of their VoiceStream shares to their partners) hereby agrees not to Transfer in the aggregate and whether in a single transaction or a series of unrelated transactions more than (30%) percent of the VoiceStream Scheduled Shares, unless, as a condition to any such Transfer, each transferee (or, in the case of a pledge or similar transfer, each pledgee or similar conditional transferee) of any shares in excess of thirty (30%) percent of the VoiceStream Scheduled Shares, prior to such Transfer (or, in the case of a pledge or similar transfer, prior to taking title to or exercising any rights with respect to the applicable VoiceStream Scheduled Shares), agree in writing to be bound by all of the provisions of this Agreement applicable to the VoiceStream Stockholders (and such transferee shall thereby become a VoiceStream Stockholder for all purposes of this Agreement), except that such Transferee shall not be entitled to Transfer any such shares unless all transferees of all shares so transferred agree to be bound by the terms of Section 3(a) hereof and such Transferee (and such Transferee's transferees) shall not be entitled to the benefits of the exception applicable to the VoiceStream Stockholders with respect to 30% of the VoiceStream Scheduled Shares. Any Transfer of such shares and securities without compliance with such provisions of this Agreement shall be null and void and such transferee shall have no rights as a stockholder of VoiceStream.

          (3)  To the extent inconsistent with the foregoing provisions of this
Section 3, each VoiceStream Stockholder hereby revokes any and all previous proxies with respect to such VoiceStream Stockholder's VoiceStream Scheduled Shares.

          Section 4.  Amendment of Existing VoiceStream Voting Agreement.
                      --------------------------------------------------

          The VoiceStream Stockholders are parties to a Voting Agreement, dated May 3, 1999 ("VoiceStream Voting Agreement"), pursuant to which they have agreed to vote their VoiceStream Scheduled Shares owned by each of them at the time of such vote in favor of directors designated by such VoiceStream Stockholders. Effective on the Effective Time the VoiceStream Stockholders shall terminate the VoiceStream Voting Agreement and enter into a new Voting Agreement ("Newco
                                                                     -----
Voting Agreement") with the Omnipoint Stockholders on terms mutually
----------------
satisfactory to the VoiceStream Stockholders and the Omnipoint Stockholders, pursuant to which the voting arrangements which existed under the VoiceStream Voting Agreement will apply to Newco and the provisions of Section 6.1 of the Securities Purchase Agreement, of even date herewith, between VoiceStream and Omnipoint, will also be effectuated.

          Section 5.  Representations and Warranties of VoiceStream and
                      -------------------------------------------------
Omnipoint.
---------

          (1) VoiceStream represents and warrants to Omnipoint and each Omnipoint Stockholder as follows: (i) each of this Agreement and the Reorganization Agreement has been approved by the Board of Directors of VoiceStream and (ii) each of this Agreement and the Reorganization Agreement has been duly executed and delivered by VoiceStream and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          (2) Omnipoint represents and warrants to VoiceStream and each VoiceStream Stockholder as follows: (i) each of this Agreement and the Reorganization Agreement has been approved by the Board of Directors of Omnipoint and (ii) each of this Agreement and the Reorganization Agreement has been duly executed and delivered by Omnipoint and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          Section 6.  Representations and Warranties of the Omnipoint
                      -----------------------------------------------
Stockholders and VoiceStream Stockholders.
-----------------------------------------

          (1) Each Omnipoint Stockholder, severally, as to such Omnipoint Stockholder, represents and warrants to VoiceStream as follows: (i) this Agreement has been duly executed and delivered by such Omnipoint Stockholder and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles; and (ii) the Omnipoint Shares listed next to the name of such Omnipoint Stockholder on Schedule I hereto are the only voting securities of Omnipoint owned (beneficially or of record) by it.

          (2) Each VoiceStream Stockholder, severally, as to such VoiceStream Stockholder, represents and warrants to Omnipoint that this Agreement has been duly executed and delivered by such VoiceStream Stockholder and constitutes its valid and binding agreement, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application which may affect the enforcement of creditors' rights generally and by general equitable principles.

          Section 7.  Effectiveness and Termination.  It is a condition
                      -----------------------------
precedent to the effectiveness of this Agreement that the Reorganization Agreement shall have been executed and delivered and be in full force and effect. In the event the Reorganization Agreement is terminated in accordance with its terms, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

          Section 8.  Miscellaneous.
                      -------------

          (1)  Notices, Etc.  All notices, requests and other  communications
               -------------
to any party hereunder shall be in writing (including facsimile transmission) and shall be given,

          if to VoiceStream, to it at:

               3650 131 Avenue SE
               Bellevue, Washington 98006
               Attention: Alan R. Bender, Esq.
               Fax: (425) 586-8080

          with a copy to:

               Friedman Kaplan & Seiler llp
               875 Third Avenue
               New York, New York  10022
               Attention:  Barry A. Adelman, Esq.
               Fax: (212) 355-6401

          if to any VoiceStream Stockholder, to it at the address set forth on
          Schedule II hereto;

          if to Omnipoint, to it at:

               Omnipoint Corporation
               3 Bethesda Metro Center
               Suite 400
               Bethesda, Maryland 20814
               Attention: Douglas G. Smith
               Fax: 301-951-3591

          with a copy to:

               Piper & Marbury L.L.P.
               1200 Nineteenth Street, N.W.
               Washington, D.C.  20036
               Attention: Edwin M. Martin, Jr., Esq.
               Fax: (202) 233-2085
          if to any Omnipoint Stockholder, to it at the address set forth on
          Schedule I hereto;

or such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. on a Business Day, in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

          (2)  Amendments; No Waivers.  (i)  Subject to applicable law, any
               ----------------------
provision of this Agreement may be amended or waived, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

          (1) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (3)  Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
and shall inure to the benefit of and be enforceable by the parties and their respective successors and assigns, including, without limitation, in the case of any corporate party hereto any corporate successor by merger or otherwise, and in the case of any individual party hereto any trustee, executor, heir, legatee or personal representative succeeding to the ownership of such party's shares of Omnipoint Common Stock or other securities subject to this Agreement. Notwithstanding any Transfer of shares of Omnipoint Common Stock the transferor shall remain liable for the performance of all obligations under this Agreement of transferor.

          (4)  Governing Law.  This Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State.

          (5)  Jurisdiction.  Any suit, action or proceeding seeking to
               ------------
enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal court located in the State of Delaware or any Delaware state court, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6(e) shall be deemed effective service of process on such party.

          (6)  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY
               --------------------
IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          (7)  Counterparts; Effectiveness.  This Agreement may be signed in
               ---------------------------
any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

          (8)  Entire Agreement.  This Agreement, together with the
               ----------------
Reorganization Agreement, constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to such subject matter.

          (9)  Captions.  The captions herein are included for convenience of
               --------
reference only and shall be ignored in the construction or interpretation hereof.

          (10) Severability.  If any term, provision, covenant or restriction
               ------------
of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

          (11) Specific Performance.  The parties hereto agree that
               --------------------
irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity.

          (12) Remedies Cumulative.  All rights, powers and remedies provided
               -------------------
under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

          (13) Limitation on Liability.  No party hereto shall have any
               -----------------------
liability hereunder for any actions or omissions of any other party hereto.

          (14) Expenses.  Each party hereto shall bear its own expenses
               --------
incurred in connection with this Agreement.

          (15) Further Assurances.  Each party hereto agrees that such party
               ------------------
shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of their obligations under this Agreement. Without limiting the generality of the foregoing, none of the parties hereto shall enter into any agreement or arrangement (or alter, amend or terminate any existing agreement or arrangement) if such action would impair the ability of any party to effectuate, carry out or comply with all the terms of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              VOICESTREAM WIRELESS CORPORATION


                              By:
                                 ------------------------------
                                 Name:
                                 Title:


                              OMNIPOINT CORPORATION



                              By:
                                 ------------------------------
                                 Name:
                                 Title:



                              VoiceStream Stockholders:

                              Hellman & Friedman Capital Partners II, L.P., a California limited partnership


                              By: Hellman & Friedman Investors, L.P., its general partner

                                    By:  Hellman & Friedman Investors, Inc., its
                                         general partner



                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                              H&F Orchard Partners, L.P., a California limited partnership

                              By:   H&F Orchard Investors, L.P., its general
                                    partner

                                    By:  H&F Orchard Investors, Inc., its
                                         general partner


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:


                              H&F International Partners, L.P., a California limited partnership

                              By:   H&F International Investors, L.P., its
                                    general partner

                                    By:  H&F International Investors, Inc., its
                                         general partner


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:



                              __________________________________________
                              John W. Stanton



                              __________________________________________
                              Theresa E. Gillespie

                              PN Cellular, Inc.



                              By:
                                 ------------------------------
                                 Name:
                                 Title:

                              Stanton Family Trust



                              By:
                                 ------------------------------
                                 Name:                , Trustee


                              Stanton Communications Corporation



                              By:
                                 ------------------------------
                                 Name:
                                 Title:


                              GS Capital Partners, L.P.

                              By:   GS Advisors L.P., General Partner

                                    By:  GS Advisors, Inc., General Partner


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:


                              The Goldman Sachs Group, Inc.


                              By:
                                 ------------------------------
                                 Name:
                                 Title:

                              Bridge Street Fund 1992, L.P.


                              By: Stone Street Performance Corp., Managing General Partner


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:


                              Stone Street Fund 1992, L.P.


                              By:   Stone Street Performance Corp., General
                                    Partner


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:


                              Providence Media Partners L.P.


                              By: Providence Media G.P. Limited Partnership, General Partner

                                    By:  Providence Ventures L.P., General
                                         Partner



                                    By:
                                       ------------------------------
                                       Name:
                                       Title:

                              Hutchison Telecommunications Holdings (USA)
                              Limited



                              By:
                                 ------------------------------
                                 Name:
                                 Title:


                              Hutchison Telecommunications PCS (USA) Limited



                              By:
                                 ------------------------------
                                 Name:
                                 Title:

                              Omnipoint Stockholders:

                              [TO BE PROVIDED]

                                                            SCHEDULE I

                            Omnipoint Stockholders
                            ----------------------


             Name and Address of Stockholder                    Number of Omnipoint Shares
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

                                                            SCHEDULE II

                                 VoiceStream Stockholders
                                 ------------------------


             Name and Address of Stockholder                 Number of VoiceStream Scheduled
                                                                          Shares
-----------------------------------------------------------------------------------------------

Hellman & Friedman Capital Partners II, L.P.                                          6,592,285
c/o Hellman & Friedman LLC
One Maritime Plaza, Suite 1200
San Francisco, California 94111
Attention: Mitchell R. Cohen
Fax:  415-788-0176
-----------------------------------------------------------------------------------------------

H&F Orchard Partners, L.P.                                                              589,693
c/o Hellman & Friedman
One Maritime Plaza, Suite 1200
San Francisco, California 94111
Attention: Mitchell R. Cohen
Fax:  415-788-0176
-----------------------------------------------------------------------------------------------

H&F International Partners, L.P.                                                        117,019
c/o Hellman & Friedman
One Maritime Plaza, Suite 1200
San Francisco, California 94111
Attention: Mitchell R. Cohen
Fax:  415-788-0176
-----------------------------------------------------------------------------------------------

John W. Stanton and Theresa E. Gillespie                                              3,192,774
c/o VoiceStream Wireless Corporation
3650 131st Avenue S.E., Suite 400
Bellevue, WA 98006
Attention:  John W. Stanton
Fax: 425-586-8010
-----------------------------------------------------------------------------------------------

PN Cellular, Inc.                                                                     1,686,069
c/o VoiceStream Wireless Corporation
3650 131st Avenue S.E., Suite 400
Bellevue, WA 98006
Attention:  John W. Stanton
Fax: 425-586-8010
-----------------------------------------------------------------------------------------------

Stanton Family Trust                                                                    164,437
c/o VoiceStream Wireless Corporation



3650 131st Avenue S.E., Suite 400
Bellevue, WA 98006
Attention:  John W. Stanton
Fax: 425-586-8010
-----------------------------------------------------------------------------------------------

Stanton Communications Corporation                                                    1,274,520
c/o VoiceStream Wireless Corporation
3650 131st Avenue S.E., Suite 400
Bellevue, WA 98006
Attention:  John W. Stanton
Fax: 425-586-8010
-----------------------------------------------------------------------------------------------

GS Capital Partners, L.P.                                                             8,986,738
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Attention:  Terence O'Toole
Fax: 212-902-3000
-----------------------------------------------------------------------------------------------

The Goldman Sachs Group, Inc.                                                            68,821
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Attention:  Terence O'Toole
Fax: 212-902-3000
-----------------------------------------------------------------------------------------------

Bridge Street Fund 1992, L.P.                                                           273,069
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Attention:  Terence O'Toole
Fax: 212-902-3000
-----------------------------------------------------------------------------------------------

Stone Street Fund 1992, L.P.                                                            470,401
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY 10004
Attention:  Terence O'Toole
Fax: 212-902-3000
-----------------------------------------------------------------------------------------------

Providence Media Partners L.P.                                                        2,640,049
c/o Providence Ventures, Inc.
900 Fleet Center
50 Kennedy Plaza
Providence, Rhode Island 02903



Attention: Jonathan Nelson
Fax: 401-751-1790
-----------------------------------------------------------------------------------------------

Hutchison Telecommunications PCS (USA) Limited                                       19,010,364

c/o Offshore Incorporations Limited
P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands
Telephone No.: 809-494-2233
Facsimile No.: 809-494-4885

and:

c/o Hutchison Telecommunications Limited
22nd Floor, Hutchison House
10 Harcourt Road
Hong Kong
Attention: Ms. Edith Shih
Fax: 852-2128-1778
-----------------------------------------------------------------------------------------------

Hutchison Telecommunications Holdings (USA) Limited                                   3,888,888

c/o Offshore Incorporations Limited
P.O. Box 957
Offshore Incorporations Centre
Road Town, Tortola
British Virgin Islands
Telephone No.: 809-494-2233
Facsimile No.: 809-494-4885

and:

c/o Hutchison Telecommunications Limited
22nd Floor, Hutchison House
10 Harcourt Road
Hong Kong
Attention: Ms. Edith Shih
Fax: 852-2128-1778
-----------------------------------------------------------------------------------------------